UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

The TriZetto Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 949-719-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Results of 2006 Annual Meeting of Stockholders

On May 31, 2006, The TriZetto Group, Inc. issued a press release announcing the voting results for its 2006 Annual Meeting of Stockholders, which was held on May 22, 2006. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by The TriZetto Group, Inc., dated May 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: May 31, 2006	By:	/s/ James J. Sullivan
James J. Sullivan Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by The TriZetto Group, Inc., dated May 31, 2006